Exhibit 99.1

Switchback Energy Acquisition Corporation Announces Stockholder Approval of Proposed Combination with ChargePoint, Inc.

Dallas, Texas – February 25, 2021 – Switchback Energy Acquisition Corporation (NYSE: SBE) (“Switchback”) announced that at a Special Meeting of stockholders held today, Switchback’s stockholders voted in favor of the proposed business combination (the “Business Combination”) with ChargePoint, Inc. (“ChargePoint”), a leading electric vehicle (“EV”) charging network. The completion of the Business Combination is expected to occur tomorrow, February 26, 2021, subject to the satisfaction or waiver of customary closing conditions. Following the closing of the Business Combination, the combined company will be renamed “ChargePoint Holdings, Inc.” and it is anticipated that on March 1, 2021, the ticker symbol of its shares of common stock and warrants, which are listed on the New York Stock Exchange, will be changed to “CHPT” and “CHPT WS,” respectively.

Additional Information on the Business Combination and Where to Find It

In connection with the proposed Business Combination, Switchback filed a Registration Statement with the Securities and Exchange Commission (the “SEC”), which includes a proxy statement/prospectus of Switchback and a consent solicitation statement of ChargePoint. The Registration Statement has been declared effective by the SEC. Switchback’s stockholders and other interested persons are advised to read the definitive proxy statement/prospectus/consent solicitation statement (including all amendments and supplements thereto) and other documents relating to the Business Combination filed with the SEC as these materials contain important information about Switchback, ChargePoint and the Business Combination. Stockholders may obtain copies of the definitive proxy statement/prospectus/consent solicitation statement and other documents filed with the SEC, without charge, at the SEC’s web site at www.sec.gov.

About Switchback

Switchback is a special purpose acquisition company and was formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses in the energy value chain. Switchback is sponsored by NGP Switchback, LLC, which is owned by a private investment fund advised by NGP Energy Capital Management, L.L.C. and the management team of Switchback. Switchback began trading on the NYSE in July 2019 and its common stock, units and warrants trade under the ticker symbols SBE, SBE.U and SBE.WS, respectively. For more information, please visit www.switchback-energy.com.

About ChargePoint

ChargePoint is creating the new fueling network to move all people and goods on electricity. Since 2007, ChargePoint has been committed to making it easy for businesses and drivers to go electric with one of the largest EV charging networks and most complete portfolio of charging solutions available today. ChargePoint’s cloud subscription platform and software-defined AC level 2 and DC fast charging hardware are designed to include options for every charging scenario from home and multifamily to workplace, parking, hospitality, retail and transport fleets of all types. Today, one ChargePoint account provides access to hundreds-of-thousands of places to charge in North America and Europe. To date, more than 88 million charging sessions have been delivered, with drivers plugging into the ChargePoint network approximately every two seconds. For more information, visit the ChargePoint pressroom, the ChargePoint Investor Relations site, or contact ChargePoint’s North American or European press offices or Investor Relations.

Forward Looking Statements

The information included herein and in any oral statements made in connection herewith include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical facts contained herein are forward-looking statements. Forward-looking statements may generally be identified by the use of words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “project,” “forecast,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of other financial and performance metrics, projections of market opportunity and market share. These statements are based on various assumptions, whether or not identified herein, and on the current expectations of ChargePoint and Switchback’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as a guarantee, an assurance, a prediction or a definitive statement of, fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ from assumptions, and such differences may be material. Many actual events and circumstances are beyond the control of ChargePoint and Switchback. In addition, forward-looking statements reflect Switchback’s and ChargePoint’s expectations, plans or forecasts of future events and views as of the date hereof. Switchback and ChargePoint anticipate that subsequent events and developments will cause Switchback’s and ChargePoint’s assessments to change. However, while Switchback and ChargePoint may elect to update these forward-looking statements at some point in the future, Switchback and ChargePoint specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing Switchback’s and ChargePoint’s assessments as of any date subsequent to the date hereof. Accordingly, undue reliance should not be placed upon the forward-looking statements. Additional information concerning these and other factors that may impact Switchback’s expectations and projections can be found in Switchback’s periodic filings with the SEC, including Switchback’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020 and the definitive proxy statement/prospectus/consent solicitation statement. Switchback’s SEC filings are available publicly on the SEC’s website at www.sec.gov.

No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or constitute a solicitation of any vote or approval.

Contacts

ChargePoint, Inc.
Media
Darryll Harrison
Senior Director, Global Communications and Social Media
669-237-3380
Darryll.harrison@chargepoint.com
media@chargepoint.com

Switchback Energy Acquisition Corporation
Media and Investors
Scott McNeill and Jim Mutrie
info@switchback-energy.com

Investors
Financial Profiles, Inc.
Dan Oppenheim, CFA
310-622-8235
investors@chargepoint.com

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